UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2007

DITECH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11 and 15, 2007, the Compensation Committee of Ditech Networks, Inc. (the “Company”) took the following actions with respect to compensation of executive officers of the Company:

Fiscal 2007 Bonuses

Established the fiscal 2007 bonuses for the following executive officers, in accordance with the Company’s Fiscal 2007 Management Bonus Plan:

Timothy Montgomery	Chief Executive Officer	$169,688

William Tamblyn	Executive Vice President and Chief Financial Officer	$100,000

Lowell Trangsrud	Executive Vice President	$100,000

Lee House	Vice President of Engineering, Voice Communications and Echo Cancellation Products	$45,540

Chalan Aras	Vice President, Corporate Development	$35,438

Fiscal 2008 Salaries and Target Bonuses

Established the fiscal 2008 salaries and target bonuses for the following executive officers as follows:

		Target Bonus as %
Officer	Salary	of Salary

Mr. Montgomery	$375,000	0%
Mr. Tamblyn	$266,400	60%
Mr. Trangsrud	$266,400	60%
Mr. House	$231,000	40%
Dr. Aras	$210,000	45%

Fiscal 2008 Management Bonus Plan

Established the Fiscal 2008 Management Bonus Plan as follows, which applies to all executive officers other than Gary Testa, Vice President, Worldwide Sales:

Bonuses will be earned based on (a) Company performance as against the Company’s 2008 Operating Plan, (b) individual performance as against established individual goals, and (c) discretionary portion.  Weighting of these components is as follows:

Weighting:

Revenue	40%
Operating Profit	30%
Individual Goals	20%
Discretionary Bonus	10%
Total	100%

Revenue Component of Executive’s Bonus:

No pay out if actual revenue does not exceed at least 80% of target revenue as set forth in the Company’s 2008 Operating Plan.

For every percentage point actual revenue exceeds 80% of target revenue as set forth in the Company’s 2008 Operating Plan, the executive will earn 5% of the portion of target bonus allocated to the revenue component.

Operating Profit Component of Executive’s Bonus:

No pay out if actual operating profit does not equal or exceed at least 70% of target operating profit as set forth in the Company’s 2008 Operating Plan.

If actual operating profit equals 70% of target operating profit as set forth in the Company’s 2008 Operating Plan, the executive will earn 40% of the portion of target bonus allocated to the operating profit component.

For every percentage point actual operating profit exceeds 70% of target operating profit as set forth in the Company’s 2008 Operating Plan, the executive will earn (a) an additional 2% of the portion of target bonus allocated to the operating profit component, until actual operating profit equals target operating profit as set forth in the Company’s 2008 Operating Plan, and (b) an additional 3% of the portion of target bonus allocated to the operating profit component for actual operating profit exceeding target operating profit as set forth in the Company’s 2008 Operating Plan.

Individual Goals:

Yet to be determined.

Caps on Bonus:

1.         For the revenue component of the payment to pay out greater than 100% of target for the revenue component, actual operating profit must equal or exceed 70% of target operating profit as set forth in the Company’s 2008 Operating Plan.

2.         The total payout for each Executive will be capped at 200% of target bonus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH NETWORKS, INC.

Dated: May 17, 2007	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief Financial Officer